UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

BlackRock Commodity Strategies Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2018

Date of reporting period: 07/31/2018

Item 1 – Report to Stockholders

JULY 31, 2018

ANNUAL REPORT

BlackRock FundsSM

▶	BlackRock Commodity Strategies Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market, while Turkey became embroiled in a currency crisis shortly after the end of the reporting period.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.3 trillion balance sheet by approximately $180 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.70%	16.24%
U.S. small cap equities (Russell 2000® Index)	6.75	18.73
International equities (MSCI Europe, Australasia, Far East Index)	(5.12)	6.40
Emerging market equities (MSCI Emerging Markets Index)	(11.94)	4.36
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.85	1.43
U.S. Treasury securities (ICE BofAML10-Year U.S. Treasury Index)	(0.95)	(3.66)
U.S. investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.45)	(0.80)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.20	1.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.65	2.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2018	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund outperformed its benchmark, the Bloomberg Commodity Index Total ReturnSM.

What factors influenced performance?

Commodities and the related equities generally performed well in the past 12 months, as the continued expansion of the global economy fueled rising demand.

The Fund’s allocation to natural resources equities — particularly mining and energy stocks — contributed to performance versus the commodity-only benchmark. Curve strategies in the commodity futures-based investments portfolio also had a positive effect on results. (Curve strategies involve choosing whether to invest in short-, intermediate-, or longer-dated contracts.)

The Fund’s portfolio of energy stocks performed especially well, as the sector responded positively to the rally in oil prices. Positions in the international integrated energy companies Royal Dutch Shell PLC and ConocoPhillips were among the largest contributors to performance. In the mining sector, Vale SA was the leading contributor.

The Fund’s precious metals equity portfolio had a negative impact on relative performance due to weakness in the price of gold. Positions in Randgold Resources, Ltd. and Torex Gold Resources, Inc. were among the largest detractors from relative performance.

The Brazil-based food producer BRF SA also detracted. The Brazilian Federal Police announced it was investigating the company for manipulating food/meat sample tests that are required to meet export regulatory standards. The company’s former chief executive officer was arrested, along with ten other employees.

Part of the Fund’s investment strategy is to gain exposure to commodity futures. The Fund uses commodity linked notes and derivatives through the use of total return swaps to gain this exposure. Over the period approximately 50% of the portfolio was in fully collateralized total return swaps and commodity linked notes tied to commodity indices. While the total return swaps had negative absolute returns during the period due to declining commodity prices, the commodity based investments portion of the Fund contributed positively to relative performance.

Describe recent portfolio activity.

The Fund’s activity largely centered around rotating its positions in an effort to capitalize on stocks in which the investment adviser saw greater upside potential. In the energy sector, for instance, the Fund reduced its weightings in Chevron Corp. and Exxon Mobil Corp. and initiated investments in TOTAL SA and Suncor Energy, Inc. In agriculture, the Fund sold its positions in BRF SA, where the negative headlines translated to increased risk, and in Monsanto Co., which had appreciated close to the price at which it was bid for by Bayer AG. The Fund’s primary activity in the mining sector involved reducing its allocation to diversified miners, such as Rio Tinto PLC and BHP Billiton PLC, and adding to its weighting in steel producers.

The Fund maintained a position in cash and cash equivalents, predominantly comprised of U.S. Treasury bills, as collateral against its exposure to commodity-linked notes. The Fund’s cash balance did not have a material impact on its returns.

Describe portfolio positioning at period end.

As of July 31, 2018, the Fund held 51% in natural resources equities and 49% in commodity total return swaps. The Fund’s largest weightings were in the energy and agriculture sectors, at 36% and 31%, respectively, followed by the mining sector (24%) and precious metals (9%).

The Fund maintained a high-quality bias in the mining sector, where a number of companies have benefited from their deleveraging efforts and improving growth prospects. The investment adviser emphasized high-quality exploration & production companies in the energy sector, and maintained a diversified exposure in the Fund’s portfolio of agriculture stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock Commodity Strategies Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

(c)

An unmanaged commodity index currently composed of futures contracts on 22 physical commodities that assumes that the futures positions are fully collateralized. Prior to July 1, 2014, the Bloomberg Commodity Index Total ReturnSM was known as the Dow Jones-UBS Commodity Index Total ReturnSM.

(d)	Commencement of operations.

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns(a)
		1 Year		5 Years		Since Inception(b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(4.17)%	5.97%	N/A	(2.82)%	N/A	(2.92)%	N/A
Investor A	(4.33)	5.69	0.14%	(3.05)	(4.09)%	(3.13)	(3.89)%
Investor C	(4.61)	4.93	3.93	(3.75)	(3.75)	(3.86)	(3.86)
Class K	(4.04)	6.10	N/A	(2.79)	N/A	(2.91)	N/A
Bloomberg Commodity Index Total ReturnSM	(4.04)	2.73	N/A	(7.06)	N/A	(6.67)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on October 3, 2011.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period(a)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$958.30	$3.79	$1,000.00	$1,020.93	$3.91	0.78%
Investor A	1,000.00	956.70	5.00	1,000.00	1,019.69	5.16	1.03
Investor C	1,000.00	953.90	8.62	1,000.00	1,015.97	8.90	1.78
Class K	1,000.00	959.60	3.69	1,000.00	1,021.03	3.81	0.76

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Portfolio Information as of July 31, 2018	BlackRock Commodity Strategies Fund

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Royal Dutch Shell PLC, A Shares	2%
BHP Billiton PLC	2
Vale SA — ADR	2
Exxon Mobil Corp.	2
Rio Tinto PLC	2
Glencore PLC	1
Nutrien Ltd.	1
BP PLC	1
Deere & Co.	1
Archer-Daniels-Midland Co.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Materials	21%
Energy	20
Consumer Staples	6
Industrials	3
Information Technology	— (a)
Short-Term Securities	48
Other Assets Less Liabilities	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

(a)	Amount is less than 0.5%.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance	BlackRock Commodity Strategies Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share performance shown prior to the January 25, 2018 inception date is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on page 5 (which is based on a hypothetical investment of $1,000 invested on February 1, 2018 and held through July 31, 2018, is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the headings entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

ABOUT FUND PERFORMANCE/DISCLOSURE OF EXPENSES/DERIVATIVE FINANCIAL INSTRUMENTS	7

Consolidated Schedule of Investments July 31, 2018	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 50.5%

Chemicals — 4.0%
American Vanguard Corp.	21,409	$464,575
CF Industries Holdings, Inc.	28,207	1,252,955
FMC Corp.	7,854	705,917
Highfield Resources Ltd. (a)	550,270	286,175
Mosaic Co.	43,144	1,299,066
Nufarm Ltd.	122,465	650,830
Nutrien Ltd.	73,183	3,974,616
Umicore SA	6,630	388,003
UPL Ltd. (a)	90,232	848,805
Yara International ASA	40,322	1,777,882

		11,648,824
Electronic Equipment, Instruments & Components — 0.3%
Trimble, Inc. (a)	24,246	855,884

Energy Equipment & Services — 1.5%
Baker Hughes a GE Co.	29,765	1,029,274
Halliburton Co.	36,328	1,541,034
Patterson-UTI Energy, Inc.	23,260	400,072
Schlumberger Ltd.	18,010	1,216,035

		4,186,415
Food & Staples Retailing — 0.4%
Chefs’ Warehouse, Inc. (a)	6,949	187,276
Total Produce PLC	424,724	1,102,560

		1,289,836
Food Products — 6.0%
Archer-Daniels-Midland Co.	79,748	3,848,638
Bunge Ltd.	24,486	1,692,717
Calavo Growers, Inc.	9,186	849,705
Clean Seas Seafood Ltd. (a)	8,071,487	317,825
Cranswick PLC	8,820	379,340
Glanbia PLC	101,318	1,666,952
Hormel Foods Corp.	38,152	1,372,327
Kerry Group PLC, Class A	3,890	412,572
Origin Enterprises PLC	90,753	640,974
Pilgrim’s Pride Corp. (a)	52,993	944,335
PureCircle Ltd. (a)	59,567	308,828
SunOpta, Inc. (a)(b)	73,339	601,380
Tyson Foods, Inc., Class A	44,187	2,547,381
Wilmar International Ltd.	769,000	1,771,043

		17,354,017
Machinery — 2.4%
Ag Growth International, Inc.	9,190	391,733
AGCO Corp.	20,692	1,304,010
Deere & Co.	26,735	3,870,961
Kubota Corp.	71,900	1,207,060

		6,773,764
Metals & Mining — 17.3%
Acacia Mining PLC (a)	30,231	48,528
Agnico Eagle Mines Ltd.	32,489	1,361,149
Alamos Gold, Inc., Class A	60,077	326,051
Anglo American PLC	22,000	497,986
AngloGold Ashanti Ltd. — ADR (b)	17,877	158,927
ArcelorMittal	29,329	934,129
Australian Mines Ltd. (a)(b)	4,246,222	255,671
B2Gold Corp. (a)	154,702	385,313
Bacanora Lithium PLC (a)	75,237	64,679
Beadell Resources Ltd. (a)(b)	463,506	18,971
Belo Sun Mining Corp. (a)(b)	141,522	21,758
BHP Billiton PLC	268,280	6,174,091
Boliden AB	27,955	832,159
Cautivo Mining, Inc. (a)(b)	3,023	476
Centamin PLC	162,270	252,979
Centerra Gold, Inc. (a)	44,597	202,612
Cobalt 27 Capital Corp. (a)(b)	16,629	94,596
Dalradian Resources, Inc. (a)(b)	141,916	158,187
Endeavour Mining Corp. (a)	22,812	417,362

Security	Shares	Value
Metals & Mining (continued)
ERO Copper Corp. (a)	40,559	$268,138
Evolution Mining Ltd.	96,193	199,477
First Quantum Minerals Ltd.	157,796	2,461,222
Franco-Nevada Corp.	10,253	752,078
Fresnillo PLC	24,967	340,049
Galaxy Resources Ltd. (a)(b)	89,936	191,052
Glencore PLC	948,565	4,159,851
Gold Standard Ventures Corp. (a)	123,782	216,001
Goldcorp, Inc.	77,142	964,238
Grupo Mexico SAB de CV, Series B	43,718	137,620
Iluka Resources Ltd.	30,590	260,719
Industrias Penoles SAB de CV	6,489	110,020
Ivanhoe Mines Ltd., Class A (a)	337,729	672,420
KAZ Minerals PLC (a)	42,813	474,158
Kinross Gold Corp. (a)	182,193	658,267
Lundin Mining Corp.	178,667	988,894
MAG Silver Corp. (a)	15,899	148,620
Major Drilling Group International, Inc. (a)	46,217	216,723
Nemaska Lithium, Inc. (a)	250,000	136,449
Neo Lithium Corp. (a)	153,867	145,487
Nevada Copper Corp. (a)	920,000	381,904
Nevsun Resources Ltd.	196,706	730,361
Newcrest Mining Ltd.	82,874	1,331,373
Newmont Mining Corp.	33,445	1,226,763
Nickel Mines Ltd. (a)	880,000	228,828
Northern Star Resources Ltd.	52,131	278,896
Nyrstar NV (a)(b)	22,413	107,449
Oklo Resources Ltd. (a)(b)	260,260	59,941
Osisko Gold Royalties Ltd. (b)	7,314	69,438
OZ Minerals Ltd.	158,564	1,119,733
Petra Diamonds Ltd. (a)	126,264	76,400
Polyus PJSC — GDR, Registered Shares	9,437	334,914
Pretium Resources, Inc. (a)(b)	33,432	274,220
Randgold Resources Ltd. — ADR	15,484	1,143,493
Rio Tinto PLC	81,695	4,485,106
Sheffield Resources Ltd. (a)	422,283	278,960
Sierra Metals, Inc. (a)(b)	105,933	289,090
Sigma Lithium Resources Corp. (a)	165,676	236,889
Sociedad Minera Cerro Verde SAA	38,564	1,002,664
SolGold PLC (a)(b)	681,727	205,803
South32 Ltd.	392,471	1,044,514
Stelco Holdings, Inc.	30,572	546,411
Teck Resources Ltd., Class B	95,748	2,497,390
Titan Mining Corp. (a)	229,520	236,428
TMAC Resources, Inc. (a)	20,131	109,874
Torex Gold Resources, Inc. (a)	28,825	212,944
Trevali Mining Corp. (a)	630,842	387,957
Vale SA — ADR	333,344	4,886,823
Volcan Cia Minera SAA, Class B	79,799	19,756
Wheaton Precious Metals Corp.	19,294	404,316

		49,915,745
Oil, Gas & Consumable Fuels — 18.4%
Anadarko Petroleum Corp.	18,683	1,366,661
Andeavor	13,057	1,959,333
BP PLC	519,324	3,902,928
Cairn Energy PLC (a)	207,019	663,517
Canadian Natural Resources Ltd.	48,754	1,791,476
Chevron Corp.	26,071	3,291,985
CNOOC Ltd.	539,000	903,013
Concho Resources, Inc. (a)	7,313	1,066,601
ConocoPhillips	36,953	2,666,898
Devon Energy Corp.	39,757	1,789,463
EnCana Corp.	83,571	1,153,169
EOG Resources, Inc.	16,370	2,110,748
EQT Corp.	21,242	1,055,303
Exxon Mobil Corp.	58,885	4,799,716
Galp Energia SGPS SA	38,400	788,661
Green Plains, Inc.	28,858	479,043
Kosmos Energy Ltd. (a)	75,313	570,873
Metro Mining Ltd. (a)	710,626	113,524

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2018	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Noble Energy, Inc.	35,123	$1,267,589
Oil Search Ltd.	105,802	705,776
Pioneer Natural Resources Co.	9,664	1,829,105
Royal Dutch Shell PLC, A Shares	201,122	6,891,787
Suncor Energy, Inc.	65,939	2,776,752
TOTAL SA	51,166	3,337,305
TransCanada Corp.	34,829	1,566,549
Valero Energy Corp.	19,644	2,324,867
Williams Cos., Inc.	56,158	1,670,700

		52,843,342
Paper & Forest Products — 0.0%
Quintis Ltd. (a)(b)(c)	845,494	6

Trading Companies & Distributors — 0.2%
Yellow Cake PLC (a)(d)	181,905	518,105

Total Common Stocks — 50.5% (Cost: $124,026,359)		145,385,938

Warrants — 0.0%
Metals & Mining — 0.0%
First Cobalt Corp. (1 Share for 1 Warrant, Expires 03/15/20, CAD 1.50) (c)	125,498	1
Nemaska Lithium, Inc. (Issued/exercisable 7/08/16, 1 Share for 1 Warrant, Expires 7/08/19, Strike Price CAD 1.50)	13,588	1,723

Total Warrants — 0.0% (Cost: $2,765)		1,724

Total Long-Term Investments — 50.5% (Cost: $124,029,124)		145,387,662

Security	Shares	Value
Short-Term Securities — 47.7%

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.79% (e)(h)	1,506,388	$1,506,388
SL Liquidity Series LLC, Money Market Series, 2.21% (e)(f)(h)	1,270,266	1,270,393

Total Money Market Funds — 1.0% (Cost: $2,776,572)		2,776,781

	Par (000)
U.S. Treasury Obligations — 46.7%
U.S. Treasury Bills (g):
1.70%, 8/16/18	$22,000	21,982,916
1.84%, 9/13/18	22,000	21,950,532
1.92%, 10/11/18	23,000	22,911,943
2.02%, 11/08/18	22,000	21,879,000
2.09%, 12/20/18	23,000	22,813,753
2.11%, 1/31/19	23,000	22,749,214

Total U.S. Treasury Obligations — 46.7% (Cost: $134,298,826)		134,287,358

Total Short-Term Securities — 47.7% (Cost: $137,075,398)		137,064,139

Total Investments — 98.2% (Cost: $261,104,522)		282,451,801
Other Assets Less Liabilities — 1.8%		5,267,694

Net Assets — 100.0%		$287,719,495

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)	Rates are discount rates or a range of discount rates at the time of purchase.
(h)	During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,122,982	383,406	1,506,388	$1,506,388	$31,708		$6	$—
SL Liquidity Series, LLC, Money Market Series	1,462,360	(192,094)	1,270,266	1,270,393	78,576	(b)	(131)	145

				$2,776,781	$110,284		$(125)	$145

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued) July 31, 2018	BlackRock Commodity Strategies Fund

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Reference	Frequency
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	01/22/19	USD	23,975	$(833,131)	$—	$(833,131)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	01/22/19	USD	21,977	(763,691)	—	(763,691)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	01/22/19	USD	4,013	(140,209)	—	(140,209)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMTR	At Termination	Royal Bank of Canada	01/28/19	USD	2,008	(117,919)	—	(117,919)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMTR	At Termination	Royal Bank of Canada	01/29/19	USD	1,997	(113,632)	—	(113,632)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	01/30/19	USD	3,985	(212,280)	—	(212,280)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMTR	At Termination	Royal Bank of Canada	02/06/19	USD	2,988	(92,045)	—	(92,045)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMTR	At Termination	Royal Bank of Canada	02/14/19	USD	5,070	(147,921)	—	(147,921)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	02/20/19	USD	3,993	(114,449)	—	(114,449)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	02/21/19	USD	3,008	(94,338)	—	(94,338)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	02/22/19	USD	4,018	(144,769)	—	(144,769)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	02/28/19	USD	1,991	(61,512)	—	(61,512)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	03/08/19	USD	3,983	(101,453)	—	(101,453)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMTR	At Termination	Royal Bank of Canada	03/12/19	USD	35,389	(904,056)	—	(904,056)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	03/14/19	USD	3,991	(101,865)	—	(101,865)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	03/20/19	USD	2,005	(30,867)	—	(30,867)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	03/26/19	USD	2,994	(63,847)	—	(63,847)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/01/19	USD	1,992	(85,464)	—	(85,464)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/08/19	USD	997	(45,685)	—	(45,685)

3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/15/19	USD	2,776	(145,950)	—	(145,950)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	05/21/19	USD	1,308	(80,674)	—	(80,674)

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2018	BlackRock Commodity Strategies Fund

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Reference	Frequency
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	05/29/19	USD	1,291	$(69,789)	$—	$ (69,789)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	06/05/19	USD	1,003	(52,887)	—	(52,887)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	06/13/19	USD	1,301	(70,936)	—	(70,936)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	06/17/19	USD	1,475	(38,995)	—	(38,995)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	06/24/19	USD	1,213	(27,443)	—	(27,443)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	06/25/19	USD	1,480	(13,363)	—	(13,363)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	07/08/19	USD	1,007	(7,516)	—	(7,516)
3-month U.S. Treasury Bill, 2.00%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	07/12/19	USD	1,121	9,540	—	9,540

								$(4,667,146)	$—	$(4,667,146)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Balances Reported in the Consolidated Statement of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$—	$—	$9,540	$(4,676,686)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — OTC	Unrealized appreciation on OTC swaps	$9,540	$—	$—	$—	$—	$—	$ 9,540

Liabilities — Derivative Financial Instruments
Swaps — OTC	Unrealized depreciation on OTC swaps	$4,676,686	$—	$—	$—	$—	$—	$4,676,686

For the year ended July 31, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Loss on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps	$(778,974)	$—	$—	$—	$—	$—	$(778,974)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$(4,667,146)	$—	$—	$—	$—	$—	$(4,667,146)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps:
Average notional value	$90,675,521

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) July 31, 2018	BlackRock Commodity Strategies Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Swaps — OTC(a)	$9,540	$4,676,686

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$9,540	$4,676,686

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$9,540	$4,676,686

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Goldman Sachs International	$9,540	$(9,540)	$ —	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities(d)
Citibank N.A.	$2,662,411	$ —	$—	$(2,662,411)	$—
Goldman Sachs International	638,702	(9,540)	—	(629,162)	—
Royal Bank of Canada	1,375,573	—	—	(1,375,573)	—

	$4,676,686	$(9,540)	$—	$(4,667,146)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals	$7,983,304	$3,665,520	$—	$11,648,824
Electronic Equipment, Instruments & Components	855,884	—	—	855,884
Energy Equipment & Services	4,186,415	—	—	4,186,415
Food & Staples Retailing	1,289,836	—	—	1,289,836
Food Products	15,203,634	2,150,383	—	17,354,017
Machinery	5,566,704	1,207,060	—	6,773,764
Metals & Mining	26,984,130	22,931,615	—	49,915,745
Oil, Gas & Consumable Fuels	35,536,831	17,306,511	—	52,843,342
Paper & Forest Products	—	—	6	6
Trading Companies & Distributors	518,105	—	—	518,105
Warrants	1,723	—	1	1,724
Short Term Securities:
Money Market Funds	1,506,388	—	—	1,506,388
U.S. Treasury Obligations	—	134,287,358	—	134,287,358

Subtotal	$99,632,954	$181,548,447	$7	$281,181,408

Investments Valued at NAV(a)				1,270,393

Total Investments				$282,451,801

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) July 31, 2018	BlackRock Commodity Strategies Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Commodity contracts	$—	$9,540	$—	$9,540
Liabilities:
Commodity contracts	—	(4,676,686)	—	(4,676,686)

	$—	$(4,667,146)	$—	$(4,667,146)

(a)	As of July 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended July 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Commodity-Linked Notes	Common Stocks	Warrants	Total
Assets:
Opening Balance, as of July 31, 2017	$23,778,433	$99,768	$—	$23,878,201
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	1,720,845	—	—	1,720,845
Net change in unrealized appreciation (depreciation)(a)(b)	(85,148)	(99,762)	(9)	(184,919)
Purchases	—	—	10	10
Sales	(25,414,130)	—	—	(25,414,130)

Closing Balance, as of July 31, 2018	$—	$6	$1	$7

Net change in unrealized appreciation (depreciation) on investments still held at July 31, 2018(b)	$—	$(99,762)	$(9)	$(99,771)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at July 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Statement of Assets and Liabilities

July 31, 2018

BlackRock Commodity Strategies Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $1,041,551) (cost — $258,327,950)	$279,675,020
Investments at value — affiliated (cost — $2,776,572)	2,776,781
Cash	5,843,115
Cash pledged as collateral for OTC derivatives	5,250,000
Foreign currency at value (cost — $29,168)	29,181
Receivables:
Investments sold	884,943
Securities lending income — affiliated	7,262
Capital shares sold	455,270
Dividends — unaffiliated	123,071
Dividends — affiliated	1,300
From the Manager	97,673
Unrealized appreciation on OTC swaps	9,540
Deferred offering costs	9,484
Prepaid expenses	64,272

Total assets	295,226,912

LIABILITIES
Cash collateral on securities loaned at value	1,270,512
Payables:
Investments purchased	309,617
Administration fees	10,537
Board realignment and consolidation	11,470
Capital shares redeemed	843,000
Deferred foreign capital gain tax	3,055
Investment advisory fees	101,433
Other accrued expenses	260,100
Service and distribution fees	19,136
Trustees’ and Officer’s fees	1,871
Unrealized depreciation on OTC Swaps	4,676,686

Total liabilities	7,507,417

NET ASSETS	$287,719,495

NET ASSETS CONSIST OF
Paid-in capital	$441,888,817
Undistributed net investment income	2,008,573
Accumulated net realized loss	(172,853,819)
Net unrealized appreciation (depreciation)	16,675,924

NET ASSETS	$287,719,495

NET ASSET VALUE
Institutional — Based on net assets of $200,785,818 and 25,661,921 shares outstanding, unlimited number of shares authorized, $0.001 par value	$7.82

Investor A — Based on net assets of $56,621,628 and 7,310,938 shares outstanding, unlimited number of shares authorized, $0.001 par value	$7.74

Investor C — Based on net assets of $7,561,806 and 1,014,782 shares outstanding, unlimited number of shares authorized, $0.001 par value	$7.45

Class K — Based on net assets of $22,750,243 and 2,906,394 shares outstanding, unlimited number of shares authorized, $0.001 par value	$7.83

See notes to consolidated financial statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

Year Ended July 31, 2018

BlackRock Commodity Strategies Fund

INVESTMENT INCOME
Dividends — unaffiliated	$2,948,235
Dividends — affiliated	31,708
Interest — unaffiliated	1,741,049
Securities lending income — affiliated — net	78,576
Foreign taxes withheld	(151,605)

Total investment income	4,647,963

EXPENSES
Investment advisory	1,957,299
Transfer agent — class specific	413,503
Service and distribution — class specific	204,119
Professional	160,205
Administration	107,157
Administration — class specific	50,285
Registration	70,919
Accounting services	45,752
Printing	42,177
Trustees and Officer	14,951
Custodian	16,845
Offering	30,254
Board realignment and consolidation	11,470
Miscellaneous	35,083

Total expenses	3,160,019
Less:
Fees waived and/or reimbursed by the Manager	(374,556)
Administration fees waived — class specific	(50,285)
Transfer agent fees waived and/or reimbursed — class specific	(342,976)

Total expenses after fees waived and/or reimbursed	2,392,202

Net investment income	2,255,761

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	750,001
Investments — affiliated	(131)
Capital gain distributions from investment companies — affiliated	6
Foreign currency transactions	14,530
Swaps	(778,974)

(14,568)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	9,803,999 (a)
Investments — affiliated	145
Foreign currency translations	(1,901)
Swaps	(4,667,146)

5,135,097

Net realized and unrealized gain	5,120,529

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,376,290

(a)	Net of $(774) foreign capital gain tax.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	15

Consolidated Statements of Changes in Net Assets

	BlackRock Commodity Strategies Fund
	Year Ended July 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,255,761	$888,645
Net realized gain (loss)	(14,568)	11,817,606
Net change in unrealized appreciation (depreciation)	5,135,097	(11,110,463)

Net increase in net assets resulting from operations	7,376,290	1,595,788

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(1,079,670)	(1,046,410)
Investor A	(226,220)	(203,610)

Decrease in net assets resulting from distributions to shareholders	(1,305,890)	(1,250,020)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	95,168,354	49,657,548

NET ASSETS
Total increase in net assets	101,238,754	50,003,316
Beginning of year	186,480,741	136,477,425

End of year	$287,719,495	$186,480,741

Undistributed (distributions in excess of) net investment income, end of year	$2,008,573	$(202,091)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund
	Institutional
	Year Ended July 31,
	2018	2017		2016	2015		2014
Net asset value, beginning of year	$7.43	$7.36		$6.98	$9.89		$9.17

Net investment income (loss)(a)	0.07	0.05	(b)	0.00 (c)	0.00	(c)	(0.02)
Net realized and unrealized gain (loss)	0.37	0.09		0.38	(2.91)		0.74

Net increase (decrease) from investment operations	0.44	0.14		0.38	(2.91)		0.72

Distributions from net investment income(d)	(0.05)	(0.07)		—	(0.00	)(e)	—

Net asset value, end of year	$7.82	$7.43		$7.36	$6.98		$9.89

Total Return(f)
Based on net asset value	5.97%	1.89%		5.44%	(29.41)%		7.85%

Ratios to Average Net Assets
Total expenses(g)	1.14%	1.21%		1.39%	1.33%		1.33%

Total expenses excluding recoupment of past waived and/or reimbursed fees(g)	1.14%	1.21%		1.39%	1.33%		1.33%

Total expenses after fees waived and/or reimbursed(g)	0.88%	0.99%		1.26%	1.28%		1.29%

Net investment income (loss)(g)	0.90%	0.65	%(b)	0.05%	0.00	%(h)	(0.22)%

Supplemental Data
Net assets, end of year (000)	$200,786	$148,978		$107,021	$348,529		$413,506

Portfolio turnover rate	110%	96%		132%	85%		71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.02 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.04%	0.04%	0.01%	0.01%	0.05%

(h)	Amount is less than 0.005%.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	17

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)
	Investor A
	Year Ended July 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$7.36	$7.29		$6.94	$9.85	$9.15

Net investment income (loss)(a)	0.06	0.03	(b)	(0.02)	(0.02)	(0.04)
Net realized and unrealized gain (loss)	0.36	0.10		0.37	(2.89)	0.74

Net increase (decrease) from investment operations	0.42	0.13		0.35	(2.91)	0.70

Distributions from net investment income(c)	(0.04)	(0.06)		—	—	—

Net asset value, end of year	$7.74	$7.36		$7.29	$6.94	$9.85

Total Return(d)
Based on net asset value	5.69%	1.71%		5.04%	(29.54)%	7.65%

Ratios to Average Net Assets
Total expenses(e)	1.55%	1.69%		1.97%	1.85%	1.78%

Total expenses after fees waived and/or reimbursed(e)	1.11%	1.24%		1.45%	1.50%	1.50%

Net investment income (loss)(e)	0.73%	0.38	%(b)	(0.33)%	(0.23)%	(0.43)%

Supplemental Data
Net assets, end of year (000)	$56,622	$31,755		$23,652	$11,308	$21,402

Portfolio turnover rate	110%	96%		132%	85%	71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.02 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.04%	0.04%	0.01%	0.01%	0.05%

See notes to consolidated financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)
	Investor C
	Year Ended July 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$7.10		$7.04		$6.74	$9.64	$9.02

Net investment loss(a)	(0.00	)(b)	(0.03	)(c)	(0.07)	(0.08)	(0.11)
Net realized and unrealized gain (loss)	0.35		0.09		0.37	(2.82)	0.73

Net increase (decrease) from investment operations	0.35		0.06		0.30	(2.90)	0.62

Net asset value, end of year	$7.45		$7.10		$7.04	$6.74	$9.64

Total Return(d)
Based on net asset value	4.93%		0.85%		4.45%	(30.08)%	6.87%

Ratios to Average Net Assets
Total expenses(e)	2.20%		2.40%		2.68%	2.50%	2.43%

Total expenses after fees waived and/or reimbursed(e)	1.87%		1.99%		2.21%	2.25%	2.25%

Net investment loss(e)	(0.05)%		(0.36	)%(c)	(1.03)%	(0.99)%	(1.17)%

Supplemental Data
Net assets, end of year (000)	$7,562		$5,747		$5,804	$5,062	$9,443

Portfolio turnover rate	110%		96%		132%	85%	71%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets include $0.02 per share and 0.20%, respectively, resulting from a special dividend.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.04%	0.04%	0.01%	0.01%	0.05%

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	19

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)
	Class K
	Period from 01/25/18(a) to 07/31/18
Net asset value, beginning of period	$8.27

Net investment income(b)	0.07
Net realized and unrealized loss	(0.51)

Net decrease from investment operations	(0.44)

Net asset value, end of period	$7.83

Total Return(c)
Based on net asset value	(5.32	)%(d)

Ratios to Average Net Assets
Total expenses	0.92	%(e)(f)(g)

Total expenses after fees waived and/or reimbursed	0.74	%(e)(f)(g)

Net investment income	1.80	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$22,750

Portfolio turnover rate	110%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Offering and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.93% and 0.76%, respectively.

(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.04%.
(g)	Annualized.

See notes to consolidated financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Commodity Strategies Fund (the “Fund”) is a series of the Trust. The Fund’s classification changed from non-diversified to diversified during the period.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares(a)	No	No		None
Investor A Shares	Yes	No	(b)	None
Investor C Shares	No	Yes		None

(a)	Class K commenced operations on January 25, 2018.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $5,582,855, which is 1.9% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with the Fund’s investment policies.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	21

Notes to Consolidated Financial Statements  (continued)

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on their relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs:

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of July 31, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	23

Notes to Consolidated Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Commodity-Linked Notes: Commodity-linked notes seek to provide exposure to the investment returns of the commodities markets, without investing directly in commodities. In a commodity-linked note, a fund purchases a note and, in return, the issuer typically provides for an interest payment and a principal payment at maturity linked to the price movement of the underlying commodity index less an agreed-upon fee. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. In addition to credit, interest rate and counterparty risk typically associated with traditional debt investments, commodity-linked notes are subject to risks affecting the underlying commodity index. The value of the commodity-linked notes may fluctuate by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The commodity-linked notes have an automatic redemption feature if the underlying index declines from the original trade date by the amount specified in the agreement. A fund has the option to request prepayment from the issuer at any time.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Barclays Capital, Inc.	$1,115	$(1,115)	$—
Citigroup Global Markets, Inc.	71,113	(71,113)	—
Credit Suisse Securities (USA) LLC	339,678	(339,678)	—
Deutsche Bank Securities, Inc.	184,115	(184,115)	—
JP Morgan Securities LLC	242,407	(242,407)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	44,960	(44,960)	—
Morgan Stanley	158,163	(158,163)	—

	$1,041,551	$(1,041,551)	$—

(a)

Cash collateral with a value of $1,270,512 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	25

Notes to Consolidated Financial Statements  (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee

First $1 Billion	0.62%
$1 Billion — $3 Billion	0.58
$3 Billion — $5 Billion	0.56
$5 Billion — $10 Billion	0.54
Greater than $10 Billion	0.53

Prior to March 15, 2018, the annual rates as a percentage of average daily net assets, for the Fund were as follows:

Average Daily Net Assets	Investment Advisory Fee

First $1 Billion	0.90%
$1 Billion — $3 Billion	0.85
$3 Billion — $5 Billion	0.81
$5 Billion — $10 Billion	0.78
Greater than $10 Billion	0.77

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C

Distribution Fee	—%	0.75%
Service Fee	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended July 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$138,375	$65,744	$204,119

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee

First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended July 31, 2018, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total
$34,730	$11,070	$1,315	$3,170	$50,285

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for the Fund or a share class.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended July 31, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total
$575	$1,457	$218	$2,250

For the year ended July 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$227,409	$173,240	$12,700	$154	$413,503

Other Fees: For the year ended July 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $9,586.

For the year ended July 31, 2018, affiliates received CDSCs as follows:

Investor A	$683
Investor C	4,048

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended July 31, 2018, the Fund waived and/or reimbursed $1,759.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended July 31, 2018, there were no fees waived by the Manager.

The Fund has begun to incur expenses in connection with a potential realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended July 31, 2018, the amount waived and/or reimbursed for Commodity Strategies was $11,470.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K
0.72%	0.97%	1.72%	0.67%

Prior to March 15, 2018, the expense limitations as a percentage of average daily net assets were as follows:

Institutional	Investor A	Investor C	Class K(a)
0.99%	1.24%	1.99%	0.94%

(a)	Effective January 25, 2018.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2019, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended July 31, 2018, the Manager waived and/or reimbursed $361,327, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Consolidated Statement of Operations. For the year ended July 31, 2018, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total
Administration fees waived — class specific	$ 34,730	$ 11,070	$ 1,315	$3,170	$50,285
Transfer agent fees waived and/or reimbursed — class specific	177,374	154,891	10,557	154	342,976

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27

Notes to Consolidated Financial Statements  (continued)

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On July 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2019	2020
Fund Level	$236,328	$361,327
Institutional	84,177	212,104
Investor A	81,764	165,961
Investor C	15,303	11,872
Class K	—	3,324

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on July 31, 2018:

Fund Level	$238,674
Institutional	5,759
Investor A	51,772
Investor C	14,379

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended July 31, 2018, the Fund paid BIM $19,640 for securities lending agent services.

Prior to January 1, 2018, the Fund had a different securities lending arrangement.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

During the year ended July 31, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were $172,878,601 and $164,635,015, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the classification of investments, the sale of stock of passive foreign investment companies, the characterization of income/losses from a wholly owned subsidiary, foreign currency transactions and non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$(30,283)
Undistributed net investment income	1,260,793
Accumulated net realized loss	(1,230,510)

The tax character of distributions paid was as follows:

Ordinary income
07/31/18	$1,305,890

07/31/17	$1,250,020

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$2,563,126
Capital loss carryforwards	(168,183,262)
Net unrealized gains (losses)(a)	11,450,814

$(154,169,322)

(a)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of July 31, 2018, the Fund had capital loss carryforwards of $168,183,262 available to offset future realized capital gains with no expiration date.

During the year ended July 31, 2018, the Fund utilized $43,233 of its capital loss carryforward.

As of July 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$266,329,500

Gross unrealized appreciation	$ 19,949,624
Gross unrealized depreciation	(8,494,469)

Net unrealized appreciation	$ 11,455,155

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s consolidated financial statements, if any, cannot be fully determined.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Notes to Consolidated Financial Statements  (continued)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/18		Year Ended 07/31/17
	Shares	Amount	Shares	Amount
Institutional
Shares sold	23,641,204	$187,059,065	12,844,953	$95,639,681
Shares issued in reinvestment of distributions	132,749	1,008,890	125,545	940,699
Shares redeemed	(18,150,660)	(139,998,162)	(7,474,357)	(54,787,532)

Net increase	5,623,293	$48,069,793	5,496,141	$41,792,848

Investor A
Shares sold	7,665,007	$59,715,265	3,935,626	$28,860,536
Shares issued in reinvestment of distributions	29,998	225,887	27,240	202,575
Shares redeemed	(4,696,594)	(36,584,055)	(2,893,147)	(21,096,612)

Net increase	2,998,411	$23,357,097	1,069,719	$7,966,499

Investor C
Shares sold	518,858	$3,971,787	253,937	$1,806,823
Shares redeemed	(313,219)	(2,314,441)	(269,588)	(1,908,622)

Net increase (decrease)	205,639	$1,657,346	(15,651)	$(101,799)

	Period from 01/25/18(a) to 07/31/18
Class K
Shares sold	10,582,918	$81,312,395
Shares redeemed	(7,676,524)	(59,228,277)

Net increase	2,906,394	$22,084,118

Total Net Increase	11,733,737	$95,168,354	6,550,209	$49,657,548

(a)	Commencement of operations.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds and Shareholders of BlackRock Commodity Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Commodity Strategies Fund and its subsidiary (one of the funds constituting BlackRock Funds, referred to hereafter as the “Fund”) as of July 31, 2018, the related consolidated statement of operations for the year ended July 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 27, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

During the fiscal year ended July 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Date	Commodity Strategies
Qualified Dividend Income for Individuals(a)	12/12/17	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	12/12/17	79.00
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(b)	12/12/17	12.22
Federal Obligation Interest(c)	12/12/17	63.77

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(c)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Commodity Strategies Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to the Fund (the “Sub-Advisory Agreement”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	33

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. With respect to the Fund, which pursues an alternative investment strategy, the Board has been engaged in an iterative process with BlackRock to identify the most appropriate performance benchmarks and metrics by which the Board should measure the Fund’s performance. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the first quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. In addition, the Board noted that BlackRock and the Board agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on March 15, 2018. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock and the Board agreed to a lower contractual expense cap on a class-by-class basis. This contractual expense cap reduction was implemented on March 15, 2018.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	35

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board(d) and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	27 RICs consisting of 142 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018)(d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	27 RICs consisting of 142 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	27 RICs consisting of 142 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	27 RICs consisting of 142 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	27 RICs consisting of 142 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	27 RICs consisting of 142 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	27 RICs consisting of 142 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	27 RICs consisting of 142 Portfolios	None
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	27 RICs consisting of 142 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	27 RICs consisting of 142 Portfolios	None

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	27 RICs consisting of 142 Portfolios	None

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	130 RICs consisting of 317 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President, and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	130 RICs consisting of 317 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

TRUSTEE AND OFFICER INFORMATION	37

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

    Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	39

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

CAD	Canadian Dollar
USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts
BCOMTR	Bloomberg Commodity Index Total ReturnSM
BCOMRST	Bloomberg Roll Select Commodity Total Return IndexSM
GDR	Global Depositary Receipts

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSF-7/18-AR

Item 2 –

Code of Ethics — The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Commodity Strategies Fund	$49,600	$46,550	$4,000	$0	$22,100	$20,300	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Commodity Strategies Fund	$26,100	$20,300

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

3

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: October 4, 2018

5